Second Quarter 2019 Results August 23, 2019 CLASSIFIED – INTERNAL USE ONLY

Forward-Looking Statements Forward-looking statements in this presentation regarding the Company’s future performance, comparable restaurant revenue, costs including selling, general and administrative, net income, EBITDA, earnings per share, tax benefit, capital expenditures, and statements under the heading “Outlook for 2019”, and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s strategic initiatives, including management’s focus on a narrower range of key initiatives; the effectiveness of the Company’s affordability, service, and operational improvement initiatives to drive dine-in traffic and sales; the ability to increase labor productivity through alternative labor models, and to staff and train the Company’s workforce for service execution, including the complexities related to growth of multiple revenue streams in the restaurant; the effectiveness of the Company’s marketing strategies and promotions to sustain and grow comparable restaurant sales; the cost and availability of key food products, labor, and energy; the ability to achieve anticipated revenue and cost savings from anticipated new technology systems and tools in the restaurants; the ability to increase online ordering, to-go services, catering, and other off-premise sales; the success of the Company’s re- franchising efforts; the ability to achieve savings to the Company’s general and administrative expenses; the Company’s ability to repurchase shares at all or at the times or in the amounts we currently anticipate or to achieve anticipated benefits of a share repurchase program; the impact of the Company’s recent adoption of a shareholder’s rights plan; anticipated tax benefits; availability of capital or credit facility borrowings to fund the Company’s capital expenditures; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; the impact of federal, state, and local regulation of the Company’s business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation also contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company’s financial performance, identifying trends in results, and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q1 press release posted on redrobin.com. PAGE 2

Red Robin Q2-2019 Results • Total revenues decreased 2.3% • Off-premise sales increased 25.7%, now comprising 12.5% of total food and beverage sales, including catering • Comparable restaurant revenue decreased 1.5% (using constant currency rates) – strongest result in five quarters • Comparable restaurant guest counts decreased 6.4% • Restaurant-level operating profit(1) was 18.2% compared to 19.3% in the prior year • Net income was $1.0 million • Adjusted EBITDA(1) was $25.5 million • GAAP Earnings per diluted share was $0.08 compared to a loss per diluted share of $0.14 in Q2 2018. Adjusted diluted EPS(1) were $1.03 compared to $0.46 in Q2 2018 (1) See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix. PAGE 3

Significant Progress on Business Improvements • Momentum in people, Guest and sales metrics • Sequential improvement in same-store sales – momentum continuing into early Q3 with comparable restaurant revenue of (0.1%) for the fiscal period eight ended August 11, 2019 • Top-quartile Red Robin restaurants generating positive Guest traffic and sales • Off-premise continues to grow – now 12.5% of total sales Red Robin team achieving gains in critical areas of focus PAGE 4

Key Strategies to Deliver Value to Shareholders Our Five 2019 Strategic Priorities: • Stabilizing the dine-in business • Improving Guest experience and recapturing Red Robin’s known-for “Gift of Time” convenience • Continue building To-Go and Catering business • Implementing digital platforms and restaurant technology solutions • Selectively refranchising and reassessing real estate portfolio PAGE 5

“All the Fulls” Omni-channel Brand Campaign • Launched in mid July with TV and radio media • Increased focus and spending on digital marketing and social activation • Encouraging fun connections with kids and parents • Already producing results, improved social media engagement – outperforming prior year PAGE 6

Operations Focus: Strengthening Dine-In Business • Hire, Train and Retain • Manager Front Of House Engagement • Managing the Shoulders to Peak the Peaks • Delivering on the Promise of Maestro – fast and accurate delivery of high quality food at proper temperature PAGE 7

Financial Update PAGE 8

Comparable Restaurant Revenue Trend(1) 5.0% 4.0% 3.0% 2.7% 2.0% 1.0% 0.5% 0.0% -0.1% -1.0% -0.9% -1.2% -2.0% -1.5% -3.0% -2.6% -3.4% -3.3% -4.0% -5.0% -4.5% Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 (1) Calculated at constant currency rates PAGE 9

Q2-19 Sales Highlights Q2-19 Q2-18 Q2-19 YTD Q2-18 YTD Change Change (12 Weeks) (12 Weeks) (28 Weeks) (28 Weeks) Restaurant revenue $302.4 million $310.4 million -2.6% $702.9 million $725.1 million -3.1% Total company revenues $308.0 million $315.4 million -2.3% $717.8 million $736.9 million -2.6% Company-owned comp revenue(1)(2) -1.5% -2.6% -2.4% -1.7% Price/Mix 4.9% -1.9% 3.5% -1.5% Guest counts -6.4% -0.7% -5.9% -0.2% Franchised comp revenue(2) -2.8% 1.2% -2.2% 0.2% Company avg. weekly revenue/unit(1) –total $ 52,907 $ 53,266 -0.7% $ 52,272 $ 53,470 -2.2% Company avg. weekly revenue/unit(1)(2) –comp $ 53,304 $ 54,065 -1.4% $ 52,848 $ 54,131 -2.4% Avg. weekly restaurant level operating profit/unit(1) –comp $ 9,994 $ 10,751 -7.0% $ 9,925 $ 10,911 -9.0% Operating weeks 5,716 5,827 -1.9% 13,447 13,544 -0.7% Net Sales/ sq. ft (TTM) $433 $446 -3.0% (1) Calculated at constant currency rates (2) Comparable revenue growth is calculated by comparing the same calendar weeks. Comparable restaurants are those Company-owned restaurants that have operated five full quarters during the period presented, and such restaurants are only included in the comparable metrics if they are comparable for the entirety of both periods presented. PAGE 10

Continued Off-Premise Sales Growth US Comp Locations Off-Premise Sales as a % of Gross F&B Sales 14.0% 12.5% +290 bps 12.0% 11.6% Y-O-Y in 10.6% 10.1% Q2 2019 10.0% 9.4% 9.6% 8.3% 8.0% 7.6% 7.0% 6.3% 6.0% 4.0% 2.0% 0.0% Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 PAGE 11

(1)(2) Restaurant Level Operating Profit Margins 25.0% 24.0% 23.0% 22.0% 21.3% 21.0% 20.8% 20.5% 20.0% 20.0% 19.4% 19.3% 19.0% 18.6% 18.3% 18.2% 18.0% 17.0% 16.8% 16.0% Q1 Q2 Q3 Q4 2017 2018 2019 (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss) (2) Prior period local marketing costs have been reclassified from Other operating to Selling to conform with the current period presentation PAGE 12

Q2-19 Restaurant Results % of Restaurant Revenue % of Restaurant Revenue Favorable Q2-19 Q2-18 (Unfavorable) Cost of sales 23.9% 24.1% 20 Labor 35.2% 34.3% (90) Other operating 14.2% 13.7% (50) Occupancy 8.4% 8.5% 10 Restaurant Level Operating Profit(1) 18.2% 19.3% (110) (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss) PAGE 13

Adjusted EBITDA(1) $50.0 $45.8 $45.0 $42.4 $40.0 $35.8 $35.0 $34.3 $32.3 $30.0 $28.8 $28.4 $25.5 $25.5 $25.0 $24.2 $20.0 $15.0 $10.0 Q1 Q2 Q3 Q4 2017 2018 2019 (1) See Appendix for reconciliation of non-GAAP Adjusted EBITDA to Net Income (Loss) PAGE 14

Adjusted Earnings Per Diluted Share(1) $1.20 $1.03 $1.00 $0.89 $0.80 $0.78 $0.69 $0.61 $0.60 $0.46 $0.43 $0.40 $0.19 $0.21 $0.20 $0.16 $0.00 Q1 Q2 Q3 Q4 2017 2018 2019 (1) See Appendix for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share PAGE 15

Outlook for 2019 • Comparable restaurant revenue down 1.0% to up 1.0% • Selling, general and administrative costs of $154 million to $157 million • Net (loss) income of $(2.2) million to $4.2 million • Adjusted EBITDA of $107 million to $117 million • Adjusted diluted earnings per share of $.95 to $1.50, includes the impact of an estimated tax benefit of $0.45 to $0.65 • Capital expenditures of $45 million to $55 million PAGE 16

In Closing PAGE 17

Appendix PAGE 18

Adjusted Net Income(1) ($ in Millions) $16.0 $14.0 $13.5 $12.0 $11.6 $10.2 $10.0 $9.1 $7.9 $8.0 $6.0 $6.0 $5.4 $4.0 $2.4 $2.7 $2.1 $2.0 $0.0 Q1 Q2 Q3 Q4 2017 2018 2019 (1) See Appendix for reconciliation of non-GAAP Adjusted Net Income to Net Income (Loss) PAGE 19

Cash Flow from Operations ($ in Millions) $80.0 $70.0 $70.0 $60.0 $57.0 $50.0 $40.0 $37.5 $34.7 $35.0 $30.0 $25.3 $20.0 $20.0 $16.4 $16.9 $11.8 $10.0 $0.0 Q1 Q2 Q3 Q4 2017 2018 2019 PAGE 20

Q2-19 Commodity Update % of Total COGS in Market vs. Contract Q2-19 Steak fries 12.9% 100% contracted through 10/19 Hamburger 12.6% Market Poultry 9.5% 60% contracted though 1/21; 40% contracted through 1/20 Produce 8.5% 70% contracted through 10/21 Meat 7.4% Market Bread 5.8% Frozen bread 100% contracted through 12/19 Cod 100% covered through 6/20 (tariffs could impact cost); shrimp Seafood 3.1% 100% covered through 12/19 Fry oil 1.7% 100% contracted through 6/20 CLASSIFIED – INTERNAL USE ONLY | PAGE 21

Reconciliation of Adjusted Net Income to Net Income (Loss) and Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share ($ in thousands, except per share data) 2017 2018 2019 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net income (loss) as reported 11,567 6,931 2,714 8,807 4,380 (1,874) 1,709 (10,634) 639 981 Adjustments to net income (loss): Executive transition and severance - - - - - - - - 1,994 370 Board and shareholder matter costs - - - - - - - - - 1,152 Asset impairment - 1,584 - 5,330 - 9,643 - 18,483 - 14,064 Litigation contingencies - - - - 4,000 - - 795 - - Restauarant closure costs - - - - - - - - 304 1,001 Spiral menu disposal - - - - - 506 - 2,430 - - Reorganization costs - - - - 2,287 466 521 - - - Executive retention - - - - - - - - 100 260 Income tax (expense) benefit of adj. - (618) - (1,175) (1,617) (2,777) (135) (5,644) (623) (4,380) Deferred tax liability remeasurement due to Tax Cuts and Jobs Act - - - (2,808) - - - - - - Adjusted net income 11,567 7,897 2,714 10,154 9,050 5,964 2,095 5,430 2,414 13,448 Diluted net income (loss) per share(1): Net income (loss) as reported 0.89 0.53 0.21 0.68 0.34 (0.14) 0.13 (0.82) 0.05 0.08 Adjustments to net income (loss): Executive transition and severance - - - - - - - - 0.15 0.03 Board and shareholder matter costs - - - - - - - - - 0.09 Asset impairment - 0.12 - 0.41 - 0.74 - 1.43 - 1.08 Litigation contingencies - - - - 0.30 - - 0.06 - - Restauarantclosure costs - - - - - - - - 0.03 0.07 Spiral menu disposal - - - - - 0.04 - 0.19 - - Reorganization costs - - - - 0.17 0.04 0.04 - - - Executive retention - - - - - - - - 0.01 0.02 Income tax (expense) benefit of adj. - (0.04) - (0.09) (0.12) (0.22) (0.01) (0.43) (0.05) (0.34) Deferred tax liability remeasurement due to Tax Cuts and Jobs Act - - - (0.22) - - - - - - Adjusted EPS -diluted 0.89 0.61 0.21 0.78 0.69 0.46 0.16 0.43 0.19 1.03 (1) For the second and fourth quarters of 2018, the impact of dilutive shares is included in the calculations as the adjustments for the quarter resulted in adjusted net income PAGE 22

Restaurant Level Operating Profit Reconciliation to Income from Operations and Net Income (Loss) ($ in thousands) 2017 2018 2019 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Restaurant revenue $ 413,451 $ 312,351 $ 301,100 $ 338,154 $ 414,702 $ 310,392 $290,218 $300,897 $400,484 $302,418 Restaurant operating costs(1): Cost of sales 94,607 73,903 71,642 80,203 98,515 74,874 69,003 71,112 93,715 72,387 Labor 145,519 108,422 106,205 115,286 143,015 106,476 102,322 104,449 142,894 106,538 (2) Other operating 52,064 40,057 41,454 44,734 55,025 42,668 43,612 40,779 55,565 43,000 Occupancy 33,119 25,140 25,868 28,626 35,010 26,460 26,629 26,047 35,020 25,458 Restaurant-level operating profit 88,142 64,828 55,932 69,309 83,137 59,914 48,652 58,510 73,290 55,035 Add – Franchise and other revenue(2) 7,178 4,959 4,599 5,770 6,817 4,996 4,659 5,882 9,382 5,563 Deduct – Other operating: Depreciation and amortization 28,044 21,173 21,258 22,070 29,193 22,323 21,819 22,036 28,438 21,369 General and administrative expenses 30,913 21,927 18,562 21,874 28,588 20,408 16,763 18,335 30,090 21,791 (2) Selling 17,050 14,361 15,152 16,818 17,730 15,209 12,017 17,408 18,026 13,443 Pre-opening and acquisition costs 1,855 1,377 1,503 835 1,137 569 387 - 319 - (2) Other charges - 1,584 - 5,330 6,287 10,615 520 21,708 2,398 16,847 Total other operating 77,862 60,422 56,475 66,927 82,935 69,124 51,506 79,487 79,271 73,450 Income (loss) from operations 17,458 9,366 4,056 8,152 7,019 (4,214) 1,805 (15,095) 3,401 (12,852) Interest expense, net and other 2,984 2,453 2,032 2,543 3,407 2,385 2,295 2,838 3,238 2,153 Income tax expense (benefit) 2,907 (18) (690) (3,198) (768) (4,725) (2,199) (7,299) (476) (15,986) Net income (loss) 11,567 6,931 2,714 8,807 4,380 (1,874) 1,709 (10,634) 639 981 (1) Excluding depreciation and amortization, which is shown separately (2) Certain amounts presented in prior periods have been reclassified to conform with the current period presentation PAGE 23

EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss) ($ in thousands) 2017 2018 2019 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net income (loss) as reported $ 11,567 $ 6,931 $ 2,714 $ 8,807 $ 4,380 $ (1,874) $ 1,709 $(10,634) $ 639 $ 981 Adjustments to net income (loss): Income tax expense (benefit) 2,907 (18) (690) (3,198) (768) (4,725) (2,199) (7,299) (476) (15,986) Interest expense, net 3,249 2,626 2,222 2,821 3,277 2,458 2,390 2,550 3,345 2,322 Depreciation and amortization 28,044 21,173 21,258 22,070 29,193 22,323 21,819 22,036 28,438 21,369 EBITDA $ 45,767 $ 30,712 $ 25,504 $ 30,500 $ 36,082 $ 18,182 $ 23,719 $ 6,653 $ 31,946 $ 8,686 Executive transition and severance - - - - - - - - 1,994 370 Board and shareholder matter costs - - - - - - - - - 1,152 Asset impairment - 1,584 - 5,330 - 9,643 - 18,483 - 14,064 Litigation contingencies - - - - 4,000 - - 795 - - Restaurant closure costs - - - - - - - - 304 1,001 Spiral menu disposal - - - - - 506 - 2,430 - - Reorganization costs - - - - 2,287 466 521 - - - Executive retention - - - - - - - - 100 260 Adjusted EBITDA 45,767 32,296 25,504 35,830 42,369 28,797 24,240 28,361 34,344 25,533 PAGE 24